Exhibit 99.1

One World. One KEMET Stifel Nicholas Technology, Communications and Internet Conference February 9, 2011 Presenters: Per Loof – Chief Executive Officer William M. Lowe – EVP and Chief Financial Officer

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause further reevaluation and the write down of long-lived assets; (iii) an increase in the cost or a decrease in the availability of our principle raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) inability to attract, train and retain effective employees and management; (ix) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (x) exposure to claims alleging product defects; (xi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xii) volatility of financial and credit markets which would affect our access to capital; (xiii) needing to reduce costs of our products to remain competitive; (xiv) potential limitation on use of net operating losses to offset possible future taxable income; and (xv) exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

3 Company Overview KEMET Laboratories was founded by Union Carbide in 1919 U.S. listed company since 1992 Global manufacturer of tantalum, ceramic, film, aluminum, electrolytic & paper capacitors Offers 95% of dielectric solutions Shipped 36 billion capacitors in CY2010 Manufacturing facilities in Mexico, China, Indonesia, Europe and the United States 11,217 employees worldwide (December 31, 2010) USA: 581 – Mexico: 5,579 Asia: 2,831 – Europe: 2,226 Global sales force covering the Americas, EMEA and Asia

4 Capacitors: Industry Background Essential passive electronic components that store, filter, and regulate electrical energy Required in anything that has an electric current (from iPods to giant windmills) Come in various shapes and sizes with a myriad of technical specifications May be numerous in some devices (e.g., 3,000+ in some flat panel TVs, 700+ in some smartphones)

Business Segment Overview

The Capacitance Company KEMET CHARGED.

	Tantalum Business	Ceramic Business	Film & Electrolytic Business
Market Segment / Selected Application Detail	Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm.	Computer – Microprocessor Decoupling Mobile Phones – General Automotive – Infotainment/Driver Convenience LCD TV/Gaming – General Industrial Specialty – Oil Exploration Military/Aerospace – Power Supply/Comm.	Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies
Products			

One WORLD One Brand One Strategy One Focus One Team One KEMET

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Global Reach and Low Cost Production Base

The Capacitance Company KEMET CHARGED.

- KEMET's facilities in Mexico, China and other international locations are among the most cost efficient in the world
- The Company's manufacturing facilities also provide proximity to large and growing end markets
- As customers continue the trend of relocating production facilities to Asia, KEMET is already there

Production Base



Northhampton, England
Suomusalmi, Finland
Weymouth, United Kingdom
Granna, Sweden
Farjestaden, Sweden
Monghidoro, Italy
Landsberg, Germany
Sasso Marconi, Italy
Greenville, South Carolina
Vergato, Italy
Kyustendil, Bulgaria
Suzhou, China (1)
Anting, China
Monterrey, Mexico (1)
Matamoros, Mexico
Evora, Portugal
Nantong, China
Ciudad Victoria, Mexico
Batam, Indonesia
Headquarters and Manufacturing (1)
Manufacturing (20)

(1) Includes two manufacturing facilities.

Major Sales Locations

America's	Asia
Wilmington, MA	Beijing, China
West Chester, PA	Shanghia, China
Carmel, IN	Shenzhen, China
Shaumburg, IL	Taipei, Taiwan
Lake Mary, FL	Hong Kong
Ft Lauderdale, FL	Bangalore, India
Milpitas, CA	Singapore
Guadalajara, Mexico	Penang, Malaysia

EMEA

- Landsberg, Germany
- Rome, Italy
- Geneva, Switzerland
- Madrid, Spain
- Paris, France
- Rainhill, UK
- Coatbridge, UK
- Bishop's Stortford, UK
- Dorfmund, Germany
- Esppo, Finland

One WORLD One Brand One Strategy One Focus One Team One KEMET

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Market Overview

Large and Growing TAM 8 Miniaturization of consumer electronics Global appetite for higher bandwidth Enhanced complexity of new products Demand for high capacitance values Upgrade of global energy networks Development of alternative energy solutions $24.7B

Balanced Business Profile 9 Revenues by Market Segment Revenues by Business Group Revenues by Channel Revenues by Geography KEMET offers a complete line of capacitor types encompassing 95% of dielectric solutions which can satisfy virtually all of our customers’ worldwide capacitance needs Note: As of fiscal 2010 year end.

10 Strong Customer Relationships KEMET’s emphasis on quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and ODMs Won multiple awards, including “Exceptional Sales Performance Award” for 2010 (Digi-Key), “Outstanding Performance Award” (Sanmina-SCI) and 2009 Innovision Award for Technology Development Extensive network of global Distribution partners Distribution EMS OEM

11 Market Overview KEMET operates in three distinct businesses: Tantalum, Ceramic and Film & Electrolytic Tantalum Business Ceramic Business Film & Electrolytic Business Market Size ~ $1.9 billion globally ~ $8 billion globally ~ $9.8 billion globally KEMET Rank #1 globally #2 North America DC Film #1 globally Market Share Approximate 26% share Approximate 3% share Approximate 14% share in DC Film Approximate 4% share overall End Markets Computer, telecom, consumer, aerospace & defense, automotive and general industrials Computer, telecom, aerospace & defense, automotive and general industries General industrial, automotive, consumer and computer Competitors Panasonic/Sanyo, AVX, Vishay and NEC-Tokin Samsung, Murata, Taiyo Yuden, and several other Asian companies EPCOS, Panasonic/Sanyo, Vishay and several Asian regional companies Recent Financial Performance (1) LTM reflects period ended 12/31/10. (2) Includes Aluminum. (3) Reflects reported gross margin. (4) Market Date Source: WTCS ($mm) LTM (1) FQ3 '11 Revenue (2) 299 $ 89 $ GM (3) 39 17 GM % 13.0% 19.1% ($mm) LTM (1) FQ3 '11 Revenue (2) 212 $ 50 $ GM (3) 71 16 GM % 33.5% 32.0%  One WORLD One Brand One Strategy One Focus One Team One KEMET ($mm) LTM (1) FQ3 '11 Revenue (2) 458 $ 125 $ GM (3) 136 39 GM % 29.7% 31.2%

12 Robust and Growing Presence in Specialty Products Specialty products represent higher margin business which generally require longer product design cycles but which also benefit from longer product lifecycles and greater servicing needs In recent years, KEMET has put more focus on growing market share in the specialty markets, including: alternative energy, extreme environments, medical, and military/aerospace In August 2009, KEMET was selected as one of thirty companies to receive a grant from the Department of Energy Alternative Energy Extreme Environment (e.g., High Temp, Vibration) Energy Exploration (e.g., Gas, Oil, Geothermal) Specialty Automotive (e.g., Under-Hood, Safety, Electric Drive Vehicle – “EDV”) Lighting Medical Military/Aerospace Telecom Infrastructure Power Supplies High Reliability (Long-life) Low ESR/ESL (Lower Energy Consumption and Higher Efficiency) Resistant to Environmental Stimuli (Heat, Vibration, Fluids) Non-Standard Configurations (Array, Low Profile, Case Size/Footprint) High Voltage High Temperature (>125°C) High Frequency (>1 Ghz) Specialty Products Attributes Targeted Specialty Markets KEMET is focusing on specialty markets as its primary areas of growth given the higher margin profile, recurring revenue potential and increased end market visibility

13 Development Activities to Sustain Growth Well into the Future KEMET is actively involved 52 separate discussions with such companies as Bosch, Continental, Delphi, and Magna regarding hybrid electric vehicle programs at more than 20 OEM’s. KEMET’s F&E capacitors are already designed-in and used in equipment manufactured by Converteam, Vestas, Gamesa, Emerson and ABB in windmill installations around the globe with ongoing qualification at GE Solar power conversion is another application where KEMET is a key supplier to Siemens, Inge Team, SolarMax, Kostal and PowerOne Power Factor Correction is key to the efficient use of electricity for industry. KEMET capacitors are a mainstay with industry leaders such as Vacon and Danfoss The breadth and depth of KEMET’s capacitance offering uniquely positions KEMET to capitalize on critical industry growth trends such as Alternative Energy and Hybrid Vehicle technologies

Customers Products / Applications China Southern Railway (CSR) Aluminum electrolytic capacitors for power inverters Specialty Film capacitors for control modules Gansu Solar Goldwind Shanghai Electric Vestas DC Link Film Capacitors for power inverters Specialty Film capacitors for control modules Recent New Product Introductions 14

Customers Products / Applications Delphi Continental Bosch Ceramic KPS series of multilayer stacked capacitors for greater reliability in automotive thermal stress environments Apple HP Asus Nokia Low profile, low ESR & ESL polymer tantalum capacitors for use in today’s leading edge digital devices Recent New Product Introductions 15

F&E Restructuring Update

17 Low-Cost Operating Platform Lean Six-Sigma is at the core of manufacturing productivity, cost improvements and reduction in working capital Between August 2008 and January 2009, KEMET completed numerous cost reduction initiatives which have resulted in meaningful savings KEMET continues to significantly improve its low-cost production base through numerous cost reduction initiatives and process improvements Completed tantalum, ceramic and corporate headcount optimization initiative Successfully renegotiated unfavorable sourcing contracts Fixed cost restructuring in relation to rationalization of low margin products in tantalum and ceramics Seamlessly relocated tantalum manufacturing to Mexico and Suzhou Integration of Evox Rifa and Arcotronics Continued relocation / combination of manufacturing facilities (e.g., F&E) to improve cost structure and distribution Emphasis on further yield improvements Gradual deployment of more efficient internal systems (e.g., Oracle) Continued emphasis on operational excellence via lean Six Sigma initiatives New manufacturing technology development In-Process Cost Reduction Initiatives Completed Cost Reduction Initiatives KEMET has a proven track record in cost reduction initiatives, reorganizing businesses, moving operations and developing lean operations to maximize manufacturing efficiency

Future Benefits from Restructuring 18 KEMET has successfully restructured and repositioned its Tantalum and Ceramic businesses F&E business realignment has been reinitiated. Forecasted cost improvements for F&E is projected to be $10MM in FY2011 and $42MM in FY2012, over FY2010 Beginning in Q1FY2012, annual cost reductions of $48 million compared to FY2010 Ongoing expansion within specialty and emerging markets will allow KEMET to continue to further improve margins and increase pricing Expected costs of $30-$35 million

Financial Overview William M. Lowe EVP & CFO

20 Improved Financial Profile Commentary Total Debt (1) and Total Cash LTM Adjusted EBITDA LTM Revenue Note: Dollars in millions. Fiscal year ends March 31. (1) Debt amounts represent face value of debt. Seven consecutive quarters of increasing sales driven by improving macro economy Demonstrated margin improvement resulting from overall recovery and cost initiatives Total debt has decreased by $136 million (~33%) from FY2008 through FQ3’11

21 Robust Operating Trends Quarterly Adjusted EBITDA Revenue and Gross Margin Gross Margin 13.6% 14.4% 18.2% 20.2% 25.0% 28.0% 27.4% Note: Fiscal year ends March 31. Adj. EBITDA margin 6.6% 7.8% 11.1% 11.9% 18.5% 21.5% 20.1%

Robust Operating Trends (Cont’d) 22 Non-GAAP Diluted EPS Non-GAAP Net Income FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 Basic 26,956 27,017 27,045 27,092 28,295 Diluted 46,823 47,679 49,457 51,194 51,960 ($MM) Weighted-average shares outstanding (in thousands) $0.10 $0.14 $0.48 $0.62 $0.64 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 One WORLD One Brand One Strategy One Focus One Team One KEMET

Strong Balance Sheet 23 Total Debt (1) Total Cash Total Debt/Adj. EBITDA 5.2x 12.8x 4.0x 1.6x Net Debt/Adj. EBITDA 4.2x 11.4x 2.9x 0.8x (1) Debt amounts reflect face value; Adj. EBITDA for FQ3’11 represents the LTM Adjusted EBITDA as of 12/31/10.  One WORLD One Brand One Strategy One Focus One Team One KEMET

Balance Sheet

The Capacitance Company
KEMET
CHARGED.

($ in millions)		12/31/2010
Assets		
Cash & Cash Equivalents	$	127.8
Acounts receivable, net		147.6
Inventories, net		207.5
Prepaid expenses & other current assets		21.5
Total current assets		504.4
PP&E		298.3
Intangible assets		19.8
Other assets		11.4
Total assets	**$**	**833.9**

		12/31/2010
Liabilities & Stockholders' Equity		
Current portion of long-term debt	$	41.7
Accounts payable		90.1
Accrued expenses and other payables		73.4
Total current liabilities		205.2
Long-term debt		230.6
Other non-current obligations		57.5
Deferred Income taxes		10.7
Total stockholders' equity		329.9
Total liabilities and stockholders' equity	**$**	**833.9**

Metrics	
DSO (1)	47.3
Inventory Turns (2)	3.7
DPO (3)	42.8
Working Capital as a % of Sales (4)	25.0%
Net Debt/LTM Adjusted EBITDA (5)	0.8x

Debt Maturity Profile (6)



$300
$200
$100
$0
$41
$50
$230
2011
2012
2013
2014
2015
2016
2017
2018
2.25% Convertible Notes
10.5% Senior Notes
Revolver

Note: Balance sheet represents carrying value of convertible debt. Debt maturity profile represents face value.
(1) Days sales outstanding defined as latest period Trade AR balance divided by annualized latest period sales times 365.
(2) Inventory turns defined as annualized latest period Cost of sales divided by latest period inventory balance.
(3) Days payable outstanding defined as latest period AP balance divided by annualized latest period Cost of sales times 365.
(4) Defined as AR + Inventory – AP, calculated using annualized FQ3'11 sales of $264.7 million.
(5) LTM Adjusted EBITDA of $177 million calculated for 12 months ended December 2010. Net debt calculated using face value of total debt of $277 million.
(6) $40.6 million represents face value of convertible notes, which are puttable in November 2011 at 100% of the principal amount. $50.0 million recent revolving credit facility represented by dotted line since currently undrawn. $230 million represents face value of 10.5% senior notes.

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Final Comments Per Loof

Income Statement Significantly Improved Financial Performance since Dec ‘08 quarter 26 Gross Margin increase from 12.7% to 27.4% Adjusted EBITDA improvement of over 475% Decline in SG&A expense as a percent of revenue Cash balance increase of over 400% and still building Debt reduction of $64 million Accounts receivable days sales outstanding improved from 83 days to 47 days Balance Sheet Note: Based on improvements from FQ3’09 (quarter ended December 2008) through FQ3’11 (quarter ended December 2010). Debt reduction calculated based on face value of total debt, including current portion.

27 Key Competitive Strengths Strong market positions and operating scale Strong customer relationships Broad and diversified product offering Global reach and geographic diversification Robust and growing presence in specialty products Strong market position in renewable energy solutions Low cost operating platform

Looking Ahead 28 Growing total overall market 2011-2015 U.S. and European Automotive markets remain strong driven by electronic content Military continues to require smart systems even during times of cutbacks Smart grid continues to grow Device portability and mobile monitoring growing in developing countries Alternative energy and Green technologies provide growth opportunities in many areas KEMET focus on new product development: goal = 30% of sales Example: 1300 new and first to market products during December quarter Significant future benefits to come from restructuring of the F&E business

Questions One World One Brand One Strategy One Focus One Team One KEMET 29

Appendix GAAP to Non-GAAP Reconciliations

Income Statement Highlights – U.S. GAAP 31 (Amounts in thousands, except percentages and per share data) Dec-10 Sep-10 Jun-10 Dec-09 2010 2009 Net sales $264,654 $248,588 $243,794 $199,923 $736,335 $804,385 Gross margin $72,522 $69,718 $60,908 $36,253 $124,697 $67,834 Gross margin as a percentage of net sales 27.4% 28.0% 25.0% 18.1% 16.9% 8.4% Selling, general and administrative expense $27,453 $24,999 $24,215 $22,162 $86,085 $93,505 SG&A as a percentage of net sales 10.4% 10.1% 9.9% 11.1% 11.7% 11.6% Operating income (loss) $36,991 $37,962 $28,535 $6,236 $7,697 ($271,112) Net income (loss). $27,167 $34,911 ($20,099) ($1,779) ($69,447) ($285,209) Net income (loss) per share: Basic $ 0.96 $ 1.29 $ (0.74) $ (0.07) $ (2.57) $ (10.62) Diluted. $ 0.52 $ 0.68 $ (0.74) $ (0.07) $ (2.57) $ (10.62) Weighted average shares outstanding: Basic  28,295 27,092 27,045 26,956 26,971 26,857 Diluted 51,960 51,194 27,045 26,956 26,971 26,857 Fiscal years ended March 31, Quarters ended

32 Income Statement Highlights – Non-GAAP 32 (Amounts in thousands, except percentages and per share data) Dec-10 Sep-10 Jun-10 Dec-09 2010 2009 Net sales $264,654 $248,588 $243,794 $199,923 $736,335 $804,385 Adjusted Gross margin $72,578 $69,750 $60,946 $36,294 $125,404 $84,599 Adjusted Gross margin as a percentage of net sales 27.4% 28.1% 25.0% 18.2% 17.0% 10.5% Adjusted Selling, general and administrative expense $25,528 $24,323 $23,824 $22,035 $83,353 $87,446 Adjusted SG&A as a percentage of net sales 9.6% 9.8% 9.8% 11.0% 11.3% 10.9% Adjusted Operating income (loss) $40,103 $39,203 $31,091 $8,622 $19,987 ($31,803) Adjusted Net income (loss) $33,078 $31,939 $23,633 $4,729 $2,573 ($57,989) Adjusted net income (loss) per share: Basic $1.17 $1.18 $0.87 $0.18 $0.10 ($2.16) Diluted $0.64 $0.62 $0.48 $0.10 $0.06 ($2.16) Weighted average shares outstanding: Basic 28,295 27,092 27,045 26,956 26,971 26,857 Diluted 51,960 51,194 49,457 46,823 43,543 26,857 Quarters ended Fiscal years ended March 31,

33 Adjusted Gross Margin Reconciliation to Gross Margin (Amounts in thousands) Dec-10 Sep-10 Jun-10 Dec-09 2010 2009 Gross margin $ 72,522 $ 69,718 $ 60,908 $ 36,253 $ 124,697 $ 67,834 Adjustments: Stock-based compensation 56 32 38 41 476 265 Cancellation of incentive plans - - - - 231 - Inventory write downs - - - - - 16,500 Adjusted gross margin (excluding adjustments) 72,578 $ 69,750 $ 60,946 $ 36,294 $ 125,404 $ 84,599 $ Quarters ended Fiscal years ended March 31,

34 Adjusted SG&A Expenses Reconciliation to SG&A Expenses (Amounts in thousands) Dec-10 Sep-10 Jun-10 Dec-09 2010 2009 Selling, general and administrative expenses $ 27,453 $ 24,999 $ 24,215 $ 22,162 $ 86,085 $ 93,505 Adjustments: Stock-based compensation (373) (301) (111) (127) (1,389) (805) ERP integration costs (602) (375) (280) - - - Debt and stock registration related fees (950) - - - - - Cancellation of incentive plans - - - - (930) - Write off of capitalized advisor fees - - - - (413) - Acquisitions integration costs - - - - - (5,254) Adjusted general and administrative expenses (excluding adjustments) 25,528 $ 24,323 $ 23,824 $ 22,035 $ 83,353 $ 87,446 $ Quarters ended Fiscal years ended March 31,

35 Adjusted Operating Income (Loss) Reconciliation to Operating Income (Loss) (Amounts in thousands) Dec-10 Sep-10 Jun-10 Dec-09 2010 2009 Operating income (loss) $ 36,991 $ 37,962 $ 28,535 $ 6,236 $ 7,697 $ (271,112) Adjustments: Restructuring charges 1,102 2,303 1,792 1,322 9,198 30,874 Stock-based compensation 429 333 149 168 1,865 1,070 ERP integration costs 602 375 280 - - - Debt and stock registration related fees 950 - - - - - (Gain) loss on sales and disposals of assets 29 (1,770) 335 240 (1,003) (25,505) Write down of long-lived assets - - - 656 656 67,624 Cancellation of incentive plans - - - - 1,161 - Write off of capitalized advisor fees - - - - 413 - Curtailment gains on benefit plans - - - - - (30,835) Inventory write downs - - - - - 16,500 Acquisitions integration costs - - - - - 5,254 Goodwill impairment - - - - - 174,327 Adjusted operating income (loss) (excluding adjustments) 40,103 $ 39,203 $ 31,091 $ 8,622 $ 19,987 $ (31,803) $ Quarters ended Fiscal years ended March 31,

Adjusted Net Income (Loss) Reconciliation to Net Income (Loss)

The Capacitance Company
KEMET
CHARGED.

(Amounts in thousands)	Quarters ended				Fiscal years ended March 31,	
	Dec-10	Sep-10	Jun-10	Dec-09	2010	2009
Net income (loss)	$ 27,167	$ 34,911	$ (20,099)	$ (1,779)	$ (69,447)	$ (285,209)
Adjustments:						
Restructuring charges	1,102	2,303	1,792	1,322	9,198	30,874
Amortization included in interest expense	1,210	830	1,924	3,703	13,392	9,918
Foreign exchange transaction (gain) loss	1,785	(2,679)	1,272	562	4,106	(14,079)
Debt and stock registration related fees	950	-	-	-	-	-
Stock-based compensation	429	333	149	168	1,865	1,070
ERP integration costs	602	375	280	-	-	-
(Gain) loss on sales and disposals of assets	29	(1,770)	335	240	(1,003)	(25,505)
Gain on licensing of patents	-	(2,000)	-	-	-	-
(Gain) loss on early extinguishment of debt	-	-	38,248	-	(38,921)	2,212
Write down of long-lived assets	-	-	-	656	656	67,624
Increase in value of warrant	-	-	-	-	81,088	-
Cancellation of incentive plans	-	-	-	-	1,161	-
Write off of capitalized advisor fees	-	-	-	-	413	-
Curtailment gains on benefit plans	-	-	-	-	-	(30,835)
Inventory write downs	-	-	-	-	-	16,500
Acquisitions integration costs	-	-	-	-	-	5,254
Goodwill impairment	-	-	-	-	-	174,327
Income tax impact of adjustments	(196)	(364)	(268)	(143)	65	(10,140)
Adjusted net income (loss) (excluding adjustments)	$ 33,078	$ 31,939	$ 23,633	$ 4,729	$ 2,573	$ (57,989)

One WORLD One Brand One Strategy One Focus One Team One KEMET

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Adjusted EBITDA Reconciliation to Net Income (Loss) 37 (Amounts in thousands) LTM FQ3'10 LTM FQ4'10 LTM FQ1'11 LTM FQ2'11 LTM FQ3'11 Net income (loss) (67,382) $ (69,447) $ (114,636) $ 13,350 $ 42,296 $ Adjustments: Income tax expense (benefit) (2,471) 5,036 5,281 4,162 4,880 Interest expense, net 27,301 25,820 27,469 28,330 28,638 Depreciation and amortization expense 54,703 52,644 54,890 55,796 54,756 Curtailment gains on benefit plans (30,835) - - - - (Gain) loss on early extinguishment of debt (38,921) (38,921) 38,248 38,248 38,248 Increase in value of warrant 81,088 81,088 81,088 - - Restructuring charges 3,884 9,198 10,990 12,026 11,806 Write down of long lived assets 3,125 656 656 656 - Foreign exchange transaction (gain) loss (522) 4,106 1,157 (2,938) (1,715) Stock-based compensation 1,743 1,865 1,773 727 988 (Gain) loss on sales and disposals of assets 2,229 (1,003) (874) (2,696) (2,907) Acquisitions integration costs 543 - - - - ERP integration costs - - 280 655 1,257 Gain on licensing of patents - - - (2,000) (2,000) Debt and stock registration related fees - - - - 950 Total adjustments 101,867 140,489 220,958 132,966 134,901 Adjusted EBITDA 34,485 $ 71,042 $ 106,322 $ 146,316 $ 177,197 $

Adjusted EBITDA Reconciliation to Net Income (Loss) 38 (Amounts in thousands) FQ1'10 FQ2'10 FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 Net income (loss) 25,090 $ (93,075) $ (1,779) $ 317 $ (20,099) $ 34,911 $ 27,167 $ Adjustments: Income tax expense (benefit). 1,030 1,712 (93) 2,387 1,275 593 625 Interest expense, net 5,788 6,389 7,420 6,223 7,437 7,250 7,728 Depreciation and amortization expense 12,264 13,226 13,701 13,453 14,510 14,132 12,661 (Gain) loss on early extinguishment of debt (38,921) - - - 38,248 - - Foreign exchange transaction (gain) loss 4,221 1,416 562 (2,093) 1,272 (2,679) 1,785 Stock-based compensation 241 1,379 168 77 149 333 429 (Gain) loss on sales and disposals of assets 206 52 240 (1,501) 335 (1,770) 29 Increase in value of warrant - 81,088 - - - - - Restructuring charges - 1,267 1,322 6,609 1,792 2,303 1,102 Write down of long lived assets - - 656 - - - - ERP integration costs - - - - 280 375 602 Gain on licensing of patents - - - - - (2,000) - Debt and stock registration related fees - - - - - - 950 Total adjustments (15,171) 106,529 23,976 25,155 65,298 18,537 25,911 Adjusted EBITDA 9,919 $ 13,454 $ 22,197 $ 25,472 $ 45,199 $ 53,448 $ 53,078 $

Adjusted Net Income Reconciliation to Net Income (Loss) 39 (Amounts in thousands, except per share data) FQ3'10 FQ4'10 FQ1'11 FQ2'11 FQ3'11 Net income (loss) (1,779) $ 317 $ (20,099) $ 34,911 $ 27,167 $ Adjustments: Foreign exchange transaction (gain) loss. 562 (2,093) 1,272 (2,679) 1,785 Stock-based compensation 168 77 149 333 429 Restructuring charges 1,322 6,609 1,792 2,303 1,102 Amortization included in interest expense. 3,703 3,806 1,924 830 1,210 (Gain) loss on sales and disposals of assets 240 (1,501) 335 (1,770) 29 Write down of long-lived assets 656 - - - - Loss on early extinguishment of debt - - 38,248 - - ERP integration costs - - 280 375 602 Gain on licensing of patents - - - (2,000) - Debt and stock registration related fees - - - - 950 Income tax impact of adjustments (143) (463) (268) (364) (196) Total adjustments 6,508 6,435 43,732 (2,972) 5,911 Adjusted net income 4,729 $ 6,752 $ 23,633 $ 31,939 $ 33,078 $ Adjusted net income per share: Basic 0.18 $ 0.25 $ 0.87 $ 1.18 $ 1.17 $ Diluted 0.10 $ 0.14 $ 0.48 $ 0.62 $ 0.64 $ Weighted average shares outstanding: Basic 26,956 27,017 27,045 27,092 28,295 Diluted 46,823 47,679 49,457 51,194 51,960

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believe that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income (loss) should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP. Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. 40

Non-GAAP Financial Measures (Cont’d) Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense, interest expense, and depreciation and amortization expense, adjusted to exclude restructuring charges, write down of long-lived assets, stock-based compensation expense, gain/loss on disposals of assets, gain/loss on the early extinguishment of debt, increase in fair value of warrant, debt and stock registration related fees, ERP and acquisitions integration costs, curtailment gains on benefit plans, foreign exchange transaction gain/loss and gain on licensing of patents. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 41

Non-GAAP Financial Measures (Cont’d) Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 42